UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2016

Behringer Harvard Opportunity REIT II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53650	20-8198863
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3650

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

Reinstatement and Second Amendment to Contract of Sale

As previously reported, on April 7, 2016, 7425 La Vista, LLC, an indirect wholly-owned subsidiary of Behringer Harvard Opportunity REIT II, Inc., entered into a contract of sale (the “Sale Contract”), to sell Lakewood Flats Apartments, a 435-unit multifamily community in Dallas, Texas, to DFW Lakewood Flats Apartments, LLC, an unaffiliated third party, for a contract purchase price of $68.8 million, and the buyer made an earnest money deposit of $0.7 million as required by the Sale Contract.  The Sale Contract was amended on May 23, 2016 to extend the due diligence period to May 27, 2016.  On May 27, 2016, the buyer exercised its right under the Sale Contract to terminate the contract before the expiration of the due diligence period.  The buyer’s earnest money deposit was refunded following the termination of the Sale Contract.

On July 22, 2016, the parties entered into the Reinstatement and Second Amendment to Contract of Sale (the “Second Amendment”) to reinstate the Sale Contract.  Under the Second Amendment, the purchase price remains $68.8 million and the buyer made an earnest money deposit of $0.7 million.  Closing is subject to certain closing conditions.  At the time of this filing, we cannot give any assurances that the closing of this sale is probable.

The information set forth above with respect to the Sale Contract, the First Amendment to Contract of Sale, and the Second Amendment does not purport to be complete in scope and is qualified in its entirety by the full text of the Sale Contract, the First Amendment to Contract of Sale, and Second Amendment, which are attached as Exhibits 10.1, 10.2, and 10.3 and incorporated into this Item 1.01 disclosure by reference.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the potential sale of the property described herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include the possibility that the transaction may not close on the terms or timeframe described or at all and other risks described in the “Risk Factors” section of our public filing including our Annual Report on Form 10-K for the year ended December 31, 2015.

Fifth Amended and Restated Advisory Agreement

On July 25, 2016, Behringer Harvard Opportunity REIT II, Inc. (the “Company”), entered into the Fifth Amended and Restated Advisory Management Agreement (the “Fifth Advisory Agreement”), with Behringer Harvard Opportunity Advisors II LLC, an affiliated Texas limited liability company that serves as our advisor (the “Advisor”).  The Fifth Advisory Agreement is effective as of June 6, 2016.

The Fifth Advisory Agreement amended and restated the Fourth Amended and Restated Advisory Management (the “Fourth Advisory Agreement”), as amended by the First Amendment to Fourth Amended and Restated Advisory Management (the “First Advisory Agreement Amendment”) to: (a) incorporate amendments made by the First Advisory Agreement Amendment into the body of the advisory agreement; (b) to revise the administrative services fee that may be paid to the Advisor; (c) amend the non-solicitation provision to provide that the provision will not apply if the Advisor files for bankruptcy, terminates the advisory agreement because it is no longer in the business of providing real estate asset management services, or materially breaches its service obligations under the advisory agreement and fails to cure the breach within 15 business days ; and (d) extend the term of the agreement to June 6, 2017.  In all other respects, the terms of the Fourth Advisory Agreement, as amended by the First Advisory Agreement Amendment, remain unchanged.

The information set forth above with respect to the Fifth Advisory Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Fifth Advisory Agreement, which is attached as Exhibit 10.4 and incorporated into this Item 1.01 disclosure by reference.

Second Amendment to Amended and Restated Property Management and Leasing Agreement

The Company and its indirect subsidiaries Behringer Harvard Opportunity OP II, LP, a Texas limited partnership, and several special purpose entities formed to directly own the properties in which the Company has invested are parties to an Amended and Restated Property Management Agreement with Behringer Harvard Opportunity Management Services, LLC, an affiliated Texas limited liability company, and Behringer Harvard Real Estate Services, LLC, an affiliated Texas limited liability company (collectively, the “Manager”).  In 2014, the Management Agreement was amended by the First Amendment to Amended and Restated Property Management Agreement (the “First Amendment”) to reduce the property management fee paid to the Manager to 4.0% of gross revenues of the properties directly managed by the Manager.  The Amended and Restated Property Management Agreement, as amended by the First Amendment, is collectively referred to as the “Management Agreement.”

On July 25, 2016, the Company and its subsidiaries entered into the Second Amendment to Amended and Restated Property Management and Leasing Agreement (“Second Amendment”) with the Manager to amend the non-solicitation provision of the Management Agreement to provide that the provision will not apply if the Manager files for bankruptcy, terminates the Management Agreement because it is no longer in the business of providing property management services, or materially breaches its service obligations under the Management Agreement and fails to cure the breach within 15 business days.  In all other material respects, the terms of the Management Agreement remain unchanged.

The information set forth above with respect to the Second Amendment does not purport to be complete in scope and is qualified in its entirety by the full text of the Second Amendment, which is attached as Exhibit 10.5 and incorporated into this Item 1.01 disclosure by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

10.1        Contract of Sale between 7425 La Vista, LLC and DFW Lakewood Flats Apartments, LLC effective as of April 7, 2016.

10.2        First Amendment to Contract of Sale between 7425 La Vista, LLC and DFW Lakewood Flats Apartments, LLC effective as of May 23, 2016.

10.3        Reinstatement and Second Amendment to Contract of Sale between 7425 La Vista, LLC and DFW Lakewood Flats Apartments LLC dated July 22, 2016.

10.4        Fifth Amended and Restated Advisory Management between Behringer Harvard Opportunity REIT II, Inc. and Behringer Harvard Opportunity Advisors II, LLC dated July 25, 2016.

10.5        Second Amendment to Amended and Restated Property Management and Leasing Agreement by and among Behringer Harvard Opportunity REIT II, Inc., Behringer Harvard Opportunity OP II, LP, and several of its special purpose entities subsidiaries and Behringer Harvard Opportunity Management Services, LLC and Behringer Harvard Real Estate Services, LLC dated July 25, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT II, INC.

Dated: July 27, 2016	By:	/s/ Terri Warrant Reynolds
Terri Warrant Reynolds
Senior Vice President – Legal, General Counsel, & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Contract of Sale between 7425 La Vista, LLC and DFW Lakewood Flats Apartments, LLC effective as of April 7, 2016.

10.2	First Amendment to Contract of Sale between 7425 La Vista, LLC and DFW Lakewood Flats Apartments, LLC effective as of May 23, 2016

10.3	Reinstatement and Second Amendment to Contract of Sale between 7425 La Vista, LLC and DFW Lakewood Flats Apartments LLC dated July 22, 2016.

10.4	Fifth Amended and Restated Advisory Management between Behringer Harvard Opportunity REIT II, Inc. and Behringer Harvard Opportunity Advisors II, LLC dated July 25, 2016.

10.5

Second Amendment to Amended and Restated Property Management and Leasing Agreement by and among Behringer Harvard Opportunity REIT II, Inc., Behringer Harvard Opportunity OP II, LP, and several affiliated special purpose entities and Behringer Harvard Opportunity Management Services, LLC and Behringer Harvard Real Estate Services, LLC dated July 25, 2016.